Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with Amendment No. 1 to the Quarterly Report of eAcceleration Corp. (the "Company") on Form 10-QSB/A for the period ended September 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Clint Ballard, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ Clint Ballard
                                                --------------------------------
                                                Clint Ballard
                                                President and
                                                Chief Executive Officer

                                                Dated: August 15, 2002